UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

On August 23, 2010, MAPCO Express, Inc. (“MAPCO”), a wholly-owned direct subsidiary of the registrant, Delek US Holdings, Inc. (“Delek US”), entered into an amendment to its distribution service agreement (the “Distribution Agreement”) with Core-Mark International, Inc. (“Core-Mark”). Among other things, the amendment extends the term of the Distribution Agreement until December 31, 2013 unless terminated by either party upon at least 12 months advance notice. Under the terms of the Distribution Agreement, as amended, and with certain exceptions, Core-Mark will continue to be the principal supplier of wholesale food and general merchandise to all of MAPCO’s retail fuel and convenience stores.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 26, 2010	DELEK US HOLDINGS, INC.

		By:	/s/ Mark B. Cox

		Name:	Mark B. Cox
		Title:	EVP / Chief Financial Officer